EMPLOYMENT AGREEMENT


EFFECTIVE DATE:            May 15, 1998

EMPLOYER:                  THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                           a Florida corporation

EMPLOYEE:                  BRETT BOUCHY

PURPOSE:
--------

     Employer owns, manages and operates a professional arena football franchise known as the Orlando Predators and located in Orlando, Florida (the "Business"). Employer desires to employ Employee as as a financing, investment and acquisitions strategist and Employee desires to accept such employment, on the terms, covenants and conditions set forth in this Employment Agreement (this "Agreement").

AGREEMENTS:
-----------

     For the reasons set forth above, and in consideration of the mutual promises and agreements set forth in this Agreement, Employer and Employee agree as follows:

1.  Employment; Duties.
    -------------------

          1.1 Subject to and in accordance with this Agreement, Employer employs Employee as a financing, investment and acquisitions strategist for Employer and Employee accepts employment with Employer subject to the general supervision and pursuant to the orders, advice and direction of Employer. In such capacity, Employee shall be responsible for identifying acquisition, merger and expansion opportunities and the financing structures to accomplish the same.

          1.2 Employee shall use his best efforts but shall not be required to devote his full time to the performance of all the duties that may be required of and from him pursuant to the express and implicit terms of this Agreement. Such duties shall be rendered in Orlando, Florida and at such other places as Employer and Employee shall mutually agree upon.

          1.3 Employee represents and warrants that there are no agreements or arrangements, written or oral, in effect which would prevent Employee from rendering services to Employer during the term of this Agreement.

          1.4 Nothing herein contained shall be construed to create a partnership or joint venture between Employer and Employee. Neither party hereto shall be liable for the debts or obligations of the other unless expressly assumed in writing and signed by the parties hereto.

     2. Term. This Agreement shall become effective on the date first written above and, unless terminated sooner pursuant to Section 5, continue through May 31, 1999.

     3. Compensation and Other Benefits.
        --------------------------------

          3.1 Compensation. For services rendered to Employer hereunder, in whatever capacity rendered, Employee shall have and receive, subject to withholding and other applicable taxes, an annual salary during the Term of $20,000, which salary will be payable monthly, in arrears in two equal monthly installments.

          3.2 Stock Options. Employer shall grant to Employee stock options to purchase 115,000 shares of no par value, voting common stock of Employer, to be issued pursuant to Employer's stock option plan and to be evidenced by the stock option agreement in form and content required by Employer's stock option plan and providing for an exercise price equal to the fair market value of the shares on the date of grant (being May 15, 1998) and for the vesting of the right to purchase the shares on May 15, 1999.

          3.3 Business Expenses. Upon submission of proper documentation, Employer shall pay or reimburse Employee for all reasonable and necessary office, telephone, travel and other expenses incurred by him in the pursuit of his duties on behalf of Employer.

          3.4 Employee Benefits. Employee shall be entitled to participate in any and all other bonus, stock option, incentive compensation, deferred compensation, group medical and dental insurance plans or other plans or programs and to receive any and all other benefits for which he is eligible and which Employer may provide its employees generally or its officers specifically.

     4. Facilities. Employer shall provide and maintain (or cause to be provided and maintained) such facilities, equipment, offices, secretarial help, and other services and supplies as it deems necessary for Employee's performance of his duties under this Agreement, as established from time to time by Employer.

     5. Termination.
        ------------

          5.1  This  Agreement  and  Employee's   employment  hereunder  may  be
terminated at any time:

          (a) By Employee upon the material breach by Employer of any of the material provisions of this Agreement.

          (b) By Employer for Cause. For purposes of this Agreement, the term "Cause" shall mean: (i) conduct on the part of Employee which is intended to result directly or indirectly in substantial gain or personal enrichment at the expense of Employer; (ii) the material breach by Employee of any of the provisions of this Agreement; or (iii) the failure by Employee to substantially perform his duties hereunder.

Further, this Agreement and Employee's employment hereunder shall automatically terminate upon the death or disability of Employee or the discontinuance of Employer's Business. For purposes of this Agreement, Employee is disabled if Employee is found to be unable to fully perform substantially all material aspects of his duties as an employee of Employer on a regular and consistent basis for a consecutive period of 180 calendar days or for shorter periods aggregating 180 calendar days (including sick leave days), during any 12 month period.

          5.2 Notwithstanding the termination of this Agreement or of Employee's employment hereunder, the parties hereto shall be required to carry out any provision hereof which contemplate performance by them subsequent to such termination, nor shall such termination affect any liability or obligation which has accrued prior to such termination, including but not limited to, accrued but unpaid compensation and any liability for loss or damage on account of default.

          5.3 Following any termination of employment hereunder, or notice thereof, Employee shall fully cooperate with Employer in all matters relating to the winding up of his pending work on behalf of Employer and the orderly transfer of any such pending work to other employees of Employer as may be designated by Employer. In consideration thereof, Employer shall pay Employee for any services rendered post-termination at a rate equivalent to the daily rate payable to Employee during the Initial Term or the Extension Term, as applicable, during which the termination occurred.

          5.4 Upon termination of this Agreement, or whenever requested by Employer, Employee shall immediately turn over to Employer all of Employer's property, including all items used by Employee in rendering services hereunder, that may be in Employee's possession or under his control.

     6. Covenant Not to Compete; Disclosure of Information.
        ---------------------------------------------------

          6.1 Solicitation.

               6.1.1 In the event that Employee terminates this Agreement in breach of the terms and provisions hereof, then for a period of six months after the date of such termination in breach of this Agreement, Employee shall not, whether alone or as a partner, officer, director, employee or shareholder (or other holder of an equity interest) of, or consultant, advisor or lender to, any other corporation, partnership or other entity, or as a trustee, fiduciary or other representative, solicit Employer's customers with respect to, engage in or have any interest, including as a creditor, in any person, partnership, corporation, association, or other business entity, whether as employee, officer, director, agent, consultant, stockholder or holder of any right to any form of equity ownership, or otherwise, that engages in the business of owing, operating or managing professional football teams or leagues.

               6.1.2  Employee  shall  not,  during  or for a period  of six (6)
months after the term of this Agreement, solicit any employee, sales representative or independent contractor of Employer for employment by any person, firm, partnership, corporation, association or other entity for any reason or purpose allied or related to the Business whatsoever.

          6.2 Non Disclosure.
              ---------------

               6.2.1  Employee  hereby  recognizes  and  acknowledges  that: (i)
Employee will be making use of, acquiring, and/or adding to proprietary information of a special and unique nature and value relating to and including, but not limited to, such matters Employer's trade secrets, systems, procedures, manuals, confidential reports, lists of suppliers, research and development projects, policies, processes, formulas, techniques, know-how and facts relating to sales, advertising, mailing, promotions, financial matters, customers, customer lists, purchases or requirements or other methods used and preferred by Employer in its operations, (ii) Employer will disclose certain proprietary information to Employee including, but not limited to, the details of any statistical or financial data, the operations and structure of the business of Employer, and manuals, forms, techniques, methods or procedures of Employer used by or made available to Employee in the course of Employee's employment (the information referenced to in paragraphs 6.2.1 (i) and (ii) above are hereinafter collectively referred to as the "Proprietary Information").

               6.2.2 Employee hereby recognizes and acknowledges that the Proprietary Information is a valuable, special and unique asset of Employer's business.

               6.2.3 Employee will not at any time, directly or indirectly make use of, divulge or disclose any of the Proprietary Information or any part thereof for any purpose whatsoever (except in the ordinary, day to day course of conduct of Employer's Business) whatsoever to any person, firm, corporation, association or other entity for any reason or purpose whatsoever (except in the ordinary, day to day course of conduct of Employer's Business) that has been obtained by, or disclosed to, him as a result of his relationship with Employer. Immediately upon request by Employer, Employee shall return to Employer any and all materials relating to Proprietary Information.

          6.3 Acknowledgment.
              ---------------

               6.3.1 Employee  acknowledges that the covenants contained in this
Section 6 are a material inducement for Employer to enter into this Agreement and to perform its obligations hereunder and that the services Employee is to render to Employer hereunder are of a special and unusual character with a unique value to Employer. Employee acknowledges that it would take at least six
(6) months for Employer to retain and train personnel to replace Employee. Accordingly, Employee acknowledges that the restrictions contained in this
Section 6 are reasonably necessary for the protection of Employer's business and that a breach of any such restrictions could not adequately be compensated by damages in an action at law.

               6.3.2 In the event of a breach or threatened breach by Employee of any provision contained in this Section 6, Employer shall be entitled to obtain, by posting an appropriate bond, an injunction (preliminary or permanent, or a temporary restraining order) restraining Employee from the activity or threatened activity constituting or that would constitute a breach.

               6.3.3 In the event of a material breach by Employee of any provision contained under this Section 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or other benefits that Employee, directly or indirectly, has realized and/or may realize as a direct result of, arising directly out of or in direct connection of any such breach.

               6.3.4 The remedies provided in this Section 6 shall be in addition to, and not in lieu of, any and all other remedies of Employer at law or in equity.

     7. Miscellaneous.
        --------------

          7.1 Notice. Notices required or permitted to be given hereunder shall be sufficient if in writing and delivered or deposited in the mail, postage prepaid, certified mail, return receipt requested (or the equivalent in a foreign country), addressed, if to Employer, at its principal place of business and, if to Employee, at the address set forth in Employer's employee records or to such other address as may be designated in writing hereafter by either party hereto. All notices hereunder shall be effective: (a) five (5) days after deposit in the mail; or (b) upon delivery, if delivered in person or by commercial express service.

          7.2 Burden. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of any successor of Employer and any such successor shall be deemed substituted for Employer under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise acquires all or substantially all of the assets or business of Employer.

          7.3 Entire Agreement. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee and no representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the parties intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the parties against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or any other time.

          7.4 Arbitration. In the event any dispute or controversy arising out of this Agreement cannot be settled by Employer and Employee, such controversy or dispute, at the election of either Employer or Employee, by written notice to the other, may be submitted to arbitration in Orlando, Florida and for this purpose Employer and Employee each hereby expressly consent to such arbitration and such place. In the event Employer and Employee cannot, within 15 days following the election to submit the dispute or controversy to arbitration, mutually agree upon an arbitrator to settle their dispute or controversy, then Employer and Employee shall each select one arbitrator and the two arbitrators shall select a third arbitrator. The decision of the majority of said arbitrators shall be binding upon Employer and Employee for all purposes, and judgment to enforce any such binding decision may be entered in the Circuit Court, Orange County, Florida (and for this purpose Employer and Employee hereby irrevocably consent to the jurisdiction of said court). If either Employer or Employee fails to select an arbitrator within fifteen (15) days after written demand from the other party to do so, then the Chief Judge in the United States Middle District Court of the District of Florida shall select such other arbitrator. At the election of either Employer or Employee, all arbitrators shall be selected pursuant to the then existing rules and regulations of the American Arbitration Association governing commercial transactions. At the request of either Employer or Employee, arbitration proceedings shall be conducted in the utmost secrecy. In such case, all documents, testimony and records shall be available for inspection only for purposes of the arbitration and only by either party and their respective attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the arbitrators shall conduct all proceedings pursuant to the Uniform Arbitration Act as adopted by the State of Florida and the then existing rules and regulations of the American Arbitration Association governing commercial transactions. The costs of the arbitration, the arbitrators and the prevailing party's reasonable attorneys' fees shall be borne by the non-prevailing party, as determined by the arbitrators.

          7.5  Prohibition  Against  Assignment.  This  Agreement is personal to
Employee and Employee shall not assign or delegate any of his rights or obligations hereunder without first obtaining the written consent of Employer.

          7.6 Governing Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise by the laws of the State of Florida. The section headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.

          7.7 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

          7.8 AFL League. Employee agrees to be bound by the Arena Football League, Inc. Bylaws, Operations Manual, Rule Book and/or by any other rules and regulations of the Arena Football League, Inc. as they exist and/or as they may be amended, modified or otherwise changed from time-to-time.

     IN WITNESS WHEREOF, the parties have executed this document to be effective the date first above written.

EMPLOYEE:                              EMPLOYER:

                                       THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                       a  Florida corporation




/s/  Brett L. Bouchy                   By:  /s/  William G. Meris
---------------------------------          -------------------------------------
BRETT BOUCHY

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



EFFECTIVE DATE:            January 26, 1999

EMPLOYER:                  THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                           a Florida corporation

EMPLOYEE:                  BRETT BOUCHY

PURPOSE:
--------

     Employer and Employee entered into that certain Employment Agreement dated May 15, 1998 (the "Agreement"). For good and valuable consideration, Employer and Employee desire to amend the Agreement as set forth in this First Amendment to Employment Agreement (this "Amendment").

AGREEMENT:
----------

     All capitalized terms not defined herein shall have the meaning set forth in the Agreement. Notwithstanding any provision to the contrary contained in the Agreement, Employer and Employee hereby agree as follows:

     1. Purpose. Employee desires to resign as a financing, investment and acquisitions strategist and to hereafter act as Chief Executive Officer Employer desires to employ Employee as Employer's Chief Executive Officer.

     2. Section 1 - Employment; Duties.
     ----------------------------------

          2.1 Subject to and in accordance with the Agreement, as amended by this Amendment, Employer employs Employee as the Chief Executive Officer and Employee accepts employment with Employer subject to the general supervision and pursuant to the orders, advice and direction of Employer. In such capacity, Employee shall be responsible for the overall and day-to-day operations of the Business.

          2.2 Employee shall use his best efforts and devote his full time to the performance of all the duties that may be required of and from him pursuant to the express and implicit terms of this Agreement. Such duties shall be rendered in Orlando, Florida and at such other places as Employer and Employee shall mutually agree upon.

     3. Section 2 - Term. The term of the Agreement shall commence on the Effective Date and, unless terminated sooner pursuant to Section 5 of the Agreement, shall expire on December 31, 2001.

     4. Section 3 - Compensation and Other Benefits.

          4.1 From and after the Effective Date of this First Amendment: (i) the compensation provided for in Section 3.1 of the Agreement is null and void; and
(ii) for services rendered to Employer hereunder, in whatever capacity rendered, Employee shall have and receive, subject to withholding and other applicable taxes, an annual salary of $50,000, payable monthly, in arrears in two equal monthly installments during Employer's regular pay periods.

          4.2 The 47,920 of the stock options granted pursuant to Section 3.2 of the Agreement are hereinafter canceled. Employer shall issue to Employee an option to purchase 950,000 shares of Class A voting common stock of Employer on the terms and conditions set forth on the attached Exhibit "A".

     6. Affect of Amendment. Except as amended by this Amendment, the Agreement shall remain in full force and effect.

     7. Counterpart. This Amendment may be executed in any number of counterparts and each such executed counterpart shall constitute one and the same instrument. Buyer and Seller agree that signatures received via facsimile transmission shall in all respects be deemed to be original signatures.


EMPLOYEE:                             EMPLOYER:


                                      THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation

/s/  Brett L. Bouchy                  By:  /s/  William G. Meris
-------------------------------            -------------------------------------
BRETT BOUCHY                               William Meris, Chairman of the Board

                                   Exhibit "A"

                              Form of Stock Option

                             STOCK OPTION AGREEMENT

EFFECTIVE DATE:          January 26, 1999

OPTIONOR:                THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                         a Florida corporation
                         20 North Orange Avenue, Suite 101
                         Orlando, Florida 32801

OPTIONEE:                BRETT BOUCHY
                         5390 East San Miguel Avenue
                         Paradise Valley, Arizona 85253

RECITALS:
---------

     A. Optionee is the Chief Executive Officier of Optionor.

     B. Optionor desires to grant to Optionee an option (the "Option") to purchase nine hundred fifty thousand (950,000) shares (the "Option Shares") of no par value, Class A voting common stock of Optionor ("Common Stock") on the terms and conditions set forth in this Stock Option Agreement (this "Agreement").

AGREEMENT:
----------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

     1. Grant of Option. Optionor hereby grants to Optionee a stock option to purchase a total of nine hundred fifty thousand (950,000) Option Shares, subject to the terms and conditions of this Agreement. The Option to puchase the Option Shares shall vest one-third on January 26, 2000, one-third on January 26, 2001 and one-third on December 31, 2001.

     2. Exercise Price. The price payable by Optionee upon exercise of the Option (the "Exercise Price") shall be an amount equal to $4.44 per Option Share (representing the fair market value of the Option Share on the Effective Date) as determined by Optionor's certified public accountants).

     3. Exercise of Option. Optionee shall have the right to exercise that portion of the Option which has vested subject to the following terms and conditions:

          (a) Exercise. That portion of the Option which has vested may be exercised at any time following the vesting date and until December 31, 2001 (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

          (b) Manner of Exercise. The Option shall be exercisable only by Optionee giving written notice to the Optionor of its intention to exercise from that portion of the Option which has vsted, which notice shall state the number of vested Option Shares to which the Option is being exercised. Each exercise shall be for no less than 100,000 or if there are less than 100,000 vested Option Shares outstanding under this Option, then the remaining number of vested Option Shares available under the Option.

          (c) The Closing. The consummation of a purchase of Option Shares pursuant to an exercise of the Option shall take place at the main corporate offices of the Optionor on such date as the parties shall agree upon, but in no event later than ten (10) business days after receipt by Optionor of the notice referred to in Section 3(b) above. At the closing, Optionee shall deliver to Optionor (i) cash or a cashier's check for the Exercise Price, and (ii) the investment letter referred to in Section 4 below. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall issue simultaneously to Optionee a stock certificate representing the Option Shares. Optionor shall reflect the issuance of such Option Shares on its books and records.

     4. Adjustment to Stock Option Shares. Except as otherwise herein expressly provided:

          (a) Stock Dividend. In case Optionor shall hereafter declare and pay to the holders of shares of Common Stock a dividend in shares of Common Stock of Optionor, or declare a stock split, Optionee shall, upon exercise of this Option, be entitled to receive (in addition to the shares of Common Stock purchased upon such exercise and without any payment other than the aggregate Exercise Price for such shares assuming that no such stock dividend or stock split had been declared) such additional shares of Common Stock as Optionee would have received as a dividend or in a stock split if they had exercised this Option immediately prior to the date such dividend or stock split was declared.

          (b) Reorganization. In case of any reorganization or recapitalization of Optionor (by reclassification of its outstanding shares of Common Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Stock Option, be entitled to receive, in lieu of the shares of Common Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise Price for such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the Optionee had exercised this Option and had exchanged such shares of Common Stock in accordance with the terms of such reorganization, recapitalization, consolidation or merger.

     5. Investment Representation. Optionee acknowledges that neither the Option nor the Option Shares to be delivered upon exercise of the Option (collectively, the "Securities") have been registered under the Securities Act of 1933, as amended, or applicable state securities laws. Optionee represents that the Option is being, and the Securities will be, acquired and/or purchased for investment and not with a view to their distribution or resale. Optionee shall execute and deliver to Optionor on the Effective Date (in the form attached hereto as Exhibit "A") and on each the closing date following any exercise hereunder (in the form attached hereto as Exhibit "B") an investment letter. Each stock certificate evidencing any of Option Shares shall, if and when delivered to Optionee, bear on its face a restrictive legend substantially in the following form:

          "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold or otherwise disposed of in the absence of an effective registration statement under that Act or an opinion of counsel satisfactory to the Company that such registration is not required."

     6. Optionee's Covenant. Optionee covenants and agrees that it will not, without first obtaining Optionor's written consent, sell, assign, transfer, pledge, hypothecate, encumber, alienate or otherwise dispose of the Option.

     7. Notices. All communications or notices required or permitted to be given or served under this Agreement shall be in writing and shall be deemed to have been duly given or made if delivered in person or deposited in the United States mail, postage prepaid, for mailing by certified or registered mail, return receipt requested, and addressed to the addresses set forth above. Any party may change its address by giving notice in writing, stating its new address, to all of the other parties hereto as provided in the foregoing manner. Commencing on the tenth day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all communications or notices required or permitted to be given or served under this Agreement.

     8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives, executors and heirs; provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to do so shall be void.

     9. Amendment, Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

     10. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     11. Florida Law to Govern. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

     12. Attorney's Fees. In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be entitled to all court costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceedings.

     13. Severability. Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Florida state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this agreement, the provision or provisions so affected shall be automatically conformed to the law or determination and otherwise this agreement shall continue in full force and effect.

     14. Counterparts. This agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

     15. Withholding. Optionee authorizes Optionor to withhold in accordance with applicable law from any regular cash compensation payable to it any taxes required to be withheld by Optionor under federal, state or local law as a result of its exercise of the Option.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.

                                OPTIONOR:

                                THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation


                                By: /s/  William G. Meris
                                    --------------------------------------------

                                Name:  William G. Meris
                                      ------------------------------------------

                                Title:  Chairman of the Board
                                       -----------------------------------------

                                OPTIONEE:

                                /s/  Brett L. Bouchy
                                ------------------------------------------------
                                Brett Bouchy

                                   EXHIBIT "A"
                                   -----------
                                INVESTMENT LETTER
                                -----------------

TO: THE ORLANDO PREDATORS ENTERTAINMENT, INC.

     In connection with the undersigned's acquisition of an Option to purchase Option Shares, as those terms are defined in the Stock Option Agreement by and between The Orlando Predators Entertainment, Inc. (the "Company") and the undersigned, the undersigned acknowledges, represents, warrants, covenants and agrees as follows:

1. The undersigned represents that:

     (a) It is acquiring the Option, and will acquire the Option Shares for its own account, for investment and not with a view to, or for resale in connection with, the distribution thereof and that it has no present intention of distributing the Option or the Option Shares (collectively, the "Securities");

     (b) It possesses such knowledge and experience in financial and business matters pertaining to the type of business conducted by the Company and otherwise, that it is capable of evaluating the merits and risks of an investment in the Securities;

     (c) It is fully familiar with the Company and its business, operations, condition (financial and other), assets, liabilities and prospects and has had access to any and all material information it deems necessary or appropriate to enable it to make an investment decision in connection with the acquisition of the Securities; and

     (d) Its financial situation is such that it can afford to bear the economic risk of holding the Securities for an indefinite period of time and can afford to suffer a complete loss of its investment in the Securities.

2. The undersigned understands and acknowledges that:

     (a) Neither the Option nor the Option Shares have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities laws, that it may not transfer, resell or otherwise dispose of the Securities except pursuant to a registration statement in compliance with the Act and any applicable state securities laws, unless exemptions from the registration requirements of the Act and any applicable state securities laws are available that it must, therefore, bear the economic risks of an investment in the Securities for an indefinite period of time;

     (b) The Company is under no obligation to register the Securities pursuant to the Act or any state securities laws or to comply with or make available any exemption from the registration requirements thereof;

     (c) Any certificates representing the Securities will contain a legend to the effect that the Securities cannot be transferred, resold or otherwise disposed of except in compliance with the Act and any applicable state securities laws;

     (d) A "stop-transfer" order will be issued with respect to the Securities to effectuate the foregoing restrictions on transfer of the Securities and the Company and its transfer agents shall have no obligation to effect any purported transfer of the Securities except upon demonstration of compliance with the foregoing restrictions; and

     (e) It has had the opportunity to ask questions of the Company and its representatives and receive answers from the Company and its representatives concerning the Company and the undersigned's investment in the Securities and to obtain additional information possessed by the Company, or obtainable without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished to the undersigned.

3. The undersigned covenants and agrees that it will not sell, pledge, transfer or otherwise dispose of the Securities or any interest therein, or make any offer to attempt to do any of the foregoing, except pursuant to a registration statement in compliance with the Act and all applicable state securities laws or in a transaction which, in the opinion of counsel for the Company, is exempt from the registration requirements thereof.

     The undersigned understands and acknowledges that the Company will rely upon the acknowledgments, representations, warranties, covenants and agreements contained herein (and any supplemental information provided to the Company) for the purpose of determining whether this transaction meets the requirements for an exemption from the registration requirements of the Act and applicable state securities laws. The undersigned hereby agrees to indemnify and hold harmless the Company and its directors and officers from and against any cost, expense, claim, liability or damage arising out of or resulting from any breach of such covenant and agreement including, without limitation, any liability of the Company to any third person purchasing the Option or any capital stock of the Company. Further the undersigned covenants and agrees that if there should be any material change with respect to any of the representations and warranties contained herein, after the execution of this Investment Letter and prior to the exercise of the Option or the transfer of Securities to it, the undersigned will immediately furnish the revised or corrected information to the Company.

     EXECUTED this 26th day of January, 1999


                                            /s/  Brett L. Bouchy
                                            ------------------------------------
                                            Brett Bouchy

                                   EXHIBIT "B"
                                   -----------

                                INVESTMENT LETTER
                                -----------------

TO: THE ORLANDO PREDATORS ENTERTAINMENT, INC.

     In connection with the undersigned's acquisition of Option Shares pursuant to an exercise of the Option, as those terms are defined in the Stock Option Agreement by and between The Orlando Predators Entertainment, Inc. (the "Company") and the undersigned, the undersigned acknowledges, represents, warrants, covenants and agrees as follows:

1. The undersigned represents that:

     (a) It is purchasing the Option Shares for its own account, for investment and not with a view to, or for resale in connection with, the distribution thereof and that it has no present intention of distributing any of the Option Shares;

     (b) It possesses such knowledge and experience in financial and business matters pertaining to the type of business conducted by the Company and otherwise, that it is capable of evaluating the merits and risks of an investment in the Option Shares;

     (c) It is fully familiar with the Company and its business, operations, condition (financial and other), assets, liabilities and prospects and has had access to any and all material information it deems necessary or appropriate to enable it to make an investment decision in connection with the purchase of the Option Shares; and

     (d) Its financial situation is such that it can afford to bear the economic risk of holding the Option Shares for an indefinite period of time and can afford to suffer a complete loss of its investment in the Option Shares.

2. The undersigned understands and acknowledges that:

     (a) The Option Shares have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities laws, that it may not transfer, resell or otherwise dispose of the Option Shares except pursuant to a registration statement in compliance with the Act and any applicable state securities laws, unless exemptions from the registration requirements of the Act and any applicable state securities laws are available that it must, therefore, bear the economic risks of an investment in the Option Shares for an indefinite period of time;

     (b) The Company is under no obligation to register the Option Shares pursuant to the Act or any state securities laws or to comply with or make available any exemption from the registration requirements thereof;

     (c) The certificates representing the Option Shares will contain a legend to the effect that the Option Shares cannot be transferred, resold or otherwise disposed of except in compliance with the Act and any applicable state securities laws; and

     (d) A "stop-transfer" order will be issued with respect to the Option Shares to effectuate the foregoing restrictions on transfer of the Option Shares and the Company, or its transfer agent, shall have no obligation to effect any purported transfer of the Option Shares except upon demonstration of compliance with the foregoing restrictions.

     (e) It has had the opportunity to ask questions of the Company and its representatives and receive answers from the Company and its representatives concerning the Company and its investment in the Option Shares and to obtain additional information possessed by the Company, or obtainable without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished to the undersigned.

3. The undersigned covenants and agrees that it will not sell, pledge, transfer or otherwise dispose of the Option Shares or any interest therein, or make any offer to attempt to do any of the foregoing, except pursuant to a registration statement in compliance with the Act and all applicable state securities laws or in a transaction which, in the opinion of counsel for the Company, is exempt from the registration requirements thereof.

     The undersigned understands and acknowledges that the Company will rely upon the acknowledgments, representations, warranties, covenants and agreements contained herein (and any supplemental information provided to the Company) for the purpose of determining whether this transaction meets the requirements for an exemption from the registration requirements of the Act and applicable state securities laws. The undersigned hereby agrees to indemnify and hold harmless the Company and its directors and officers from and against any cost, expense, claim, liability or damage arising out of or resulting from any breach of such covenant and agreement including, without limitation, any liability of the Company to any third person purchasing any capital stock of the Company. Further the undersigned covenants and agrees that if there should be any material change with respect to any of the representations and warranties contained herein, after the execution of this Investment Letter and prior to the transfer of Option Shares to it, the undersigned will immediately furnish the revised or corrected information to the Company.

     EXECUTED this 26th day of January, 1999.



                                            /s/  Brett L. Bouchy
                                            ------------------------------------
                                            Brett Bouchy